POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Morrison C. Bethea

Morrison C. Bethea

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Robert A. Day

Robert A. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Gerald J. Ford

Gerald J. Ford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ H. Devon Graham, Jr.

H. Devon Graham, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Glenn A. Kleinert

Glenn A. Kleinert

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Gabrielle K. McDonald

Gabrielle K. McDonald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints RICHARD C. ADKERSON, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ C. Howard Murrish

C. Howard Murrish

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ J. Taylor Wharton
J. Taylor Wharton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ Nancy D. Parmelee

Nancy D. Parmelee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact and agent, with power to act without the other and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of McMoRan Exploration Co. (the “Company”) with respect to the resale by certain of the holders of the Company’s outstanding 6% Convertible Senior Notes due 2008 and the common stock issuable upon conversion of the 6% Convertible Senior Notes due 2008, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 30, 2003.

/s/ C. Donald Whitmire, Jr.

C. Donald Whitmire, Jr.